Other Expense, Net	12 Months Ended
Dec. 31, 2022
Other Income and Expenses [Abstract]
Other Expense, Net
2.    OTHER EXPENSE, NET
Other expense, net consists of significant items such as: impairment charges; restructuring costs generally related to significant plant closures or consolidations; net (gains) losses on investments; gains or losses on disposal of facilities or businesses; and other items not reflective of on-going
operating profit or loss. Other expense, net consists of:

	2022	2021
Impairments related to operations in Russia [a]	$376	$—
Net losses on investments [b]	221	2
Loss on sale of business [c]	58	75
Restructuring and impairments [d]	48	101
Merger agreement termination fee [e]	—	(100)
Gain on business combinations [f]	—	(40)

Other expense, net	$703	$38

[a]	Impairments related to operations in Russia
As at December 31, 2022, the Company’s operations in Russia remain substantially idled. In accordance with U.S. GAAP, as a result of the expected lack of future cashflows and the continuing uncertainties connected with the Russian economy, the Company recorded a $376 million [$361 million after tax] impairment charge related to its investment in Russia. This included net asset impairments of $173 million and a $203 million reserve against the related foreign currency translation losses that are included in accumulated other comprehensive loss. The net asset impairments consisted of $163 million and $10 million in our Body Exteriors & Structures segment and our Seating Systems segment, respectively.

[b]	Net losses (gains) on investments

	2022	2021
Revaluation of public company warrants	$173	$(4)
Revaluation of public and private equity investments	49	6
Net gain on sale of public equity investments	(1)	—

Other expense, net	221	2
Tax effect	(53)	7

Net loss attributable to Magna	$168	$9

[c]	Loss on sale of business
During the fourth quarter of 2022, the Company entered into an agreement to sell a European Power & Vision operation in early 2023. Under the terms of the arrangement, the Company is contractually obligated to provide the buyer with up to $42 million of funding, resulting in a loss of $58 million [$57 million after tax].
During 2021, the Company sold three Body Exteriors & Structures operations in Germany. Under the terms of the arrangement, the Company provided the buyer with $41 million of funding, resulting in a loss on disposal of $75 million [$75 million after tax].

[d]	Restructuring and impairments
For the year ended December 31, 2022, the Company recorded restructuring and impairment charges of $26 million [$25 million after tax] for its Power & Vision segment and $22 million [$21 million after tax] for its Body Exteriors & Structures segment.
For the year ended December 31, 2021, the Company recorded restructuring and impairment charges of $67 million [$52 million after tax] for its Power & Vision segment, $18 million [$17 million after tax] for its Seating Systems segment and $16 million [$14 million after tax] for its Body Exteriors & Structures segment.

[e]	Merger agreement termination fee
In the fourth quarter of 2021, Veoneer, Inc. [“Veoneer”] terminated its merger agreement with the Company. In connection with the termination of the merger agreement, Veoneer paid Magna a termination fee which, net of the Company’s associated transaction costs, amounted to $100 million [$75 million after tax].

[f]	Gain on business combinations
During 2021, the Company acquired a 65% equity interest and a controlling financial interest in Chongqing Hongli Zhixin Scientific Technology Development Group LLC (“Hongli”). The acquisition included an additional 15% equity interest in two entities that were previously equity accounted for by the Company. On the change in basis of accounting, the Company recognized a $22 million gain [$22 million after tax].
Also during 2021, the Company recorded a gain of $18 million [$18 million after tax] in connection with the distribution of substantially all of the assets of the Company’s European joint venture, Getrag Ford Transmission GmbH
.